                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (date of earliest event reported):
                                 April 24, 2003


                             SBS TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


        New Mexico                   1-10981                   85-0359415
   --------------------        --------------------       --------------------
      (State or other               (Commission             (I.R.S. Employer
      jurisdiction of               File Number)           Identification No.)
      incorporation)


                    2400 Louisiana Blvd., NE AFC Bldg. 5-600
                          Albuquerque, New Mexico 87110
          (Address of Principal Executive Offices, including zip code)


                                 (505) 875-0600
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

               Exhibit No.               Description
               -----------               -----------
                  99.1                   Press Release, dated April 24, 2003.

ITEM 9. REGULATION FD DISCLOSURE

The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On April 24, 2003, SBS Technologies, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2003. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SBS TECHNOLOGIES, INC.


                                      By:   /S/ JAMES E. DIXON, JR
                                         ---------------------------------------
                                            James E. Dixon, Jr.
                                            Executive Vice President
                                            Chief Financial Officer; and
Dated: April 24, 2003                       Treasurer

                                 Exhibit Index


       Exhibit
       Number            Description
       ------            -----------
         99.1            Press Release, dated April 24, 2003